Exhibit (j)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement of DWS Investment Trust on Form N-1A (“Registration Statement”) of our report dated November 22, 2013 relating to the financial statements and financial highlights which appears in the September 30, 2013 Annual Report to Shareholders of the DWS Capital Growth Fund, which is also incorporated by reference into the Registration Statement.  We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/PricewaterhouseCoopersLLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
January 27, 2014

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement of DWS Investment Trust on Form N-1A (“Registration Statement”) of our report dated November 22, 2013 relating to the financial statements and financial highlights which appears in the September 30, 2013 Annual Report to Shareholders of the DWS Core Equity Fund, which is also incorporated by reference into the Registration Statement.  We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/PricewaterhouseCoopersLLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
January 27, 2014

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement of DWS Investment Trust on Form N-1A ("Registration Statement") of our report dated November 22, 2013, relating to the financial statements and financial highlights which appears in the September 30, 2013 Annual Report to Shareholders of DWS Mid Cap Growth Fund, which is also incorporated by reference into the Registration Statement.  We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/PricewaterhouseCoopersLLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
January 27, 2014

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement of DWS Investment Trust on Form N-1A (“Registration Statement”) of our report dated November 22, 2013 relating to the financial statements and financial highlights which appears in the September 30, 2013 Annual Report to Shareholders of the DWS Small Cap Core Fund, which is also incorporated by reference into the Registration Statement.  We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/PricewaterhouseCoopersLLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
January 27, 2014

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement of DWS Investment Trust on Form N-1A ("Registration Statement") of our report dated November 22, 2013, relating to the financial statements and financial highlights which appears in the September 30, 2013 Annual Report to Shareholders of DWS Small Cap Growth Fund, which is also incorporated by reference into the Registration Statement.  We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/PricewaterhouseCoopersLLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
January 27, 2014